EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report on Form 10-Q of ChargePoint Holdings, Inc. (the “Company”) for the quarter ended October 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Pasquale Romano, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

a.the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
b.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by the Report.

December 15, 2021		/s/ Pasquale Romano
	By:	Pasquale Romano
Chief Executive Officer
(Principal Executive Officer)